The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB").

The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB Trading Desk at
(212) 325-0357 or from the Commission's website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

         [Credit Suisse First Boston Logo]



                                WE OWN AND OFFER

                         390mm AAA (approx.) CMSI 2005-8
                             Group 1 - 30Yr Jumbo A

                             ALL NUMBERS APPROXIMATE


             GROSS WAC:                    5.894% (+-.10%)
             WAM:                          358 (+-2 months)
             WA LTV:                       66%
             WA FICO:                      739


             CALIFORNIA:                   35%
             AVERAGE LOAN BALANCE:         $558,000
             IO LOANS                      0%

             CASH-OUT REFI:                30%
             OWNER OCCUPIED:               100%
             SFD/PUD:                      83%

             RATING:                       "Aaa/AAA"
                                           (by two rating agencies TBD)

             SETTLEMENT:                   11/30/2005

[Credit Suisse First Boston Logo]



                                WE OWN AND OFFER

                         75mm AAA (approx.) CMSI 2005-8
                             Group 2 - 15Yr Jumbo A

                             ALL NUMBERS APPROXIMATE


             GROSS WAC:                    5.463% (+/- 0.10%)
             WAM:                          179 (+/- 2 months)
             WA LTV:                       60%
             WA FICO:                      749

             CALIFORNIA:                   18%
             AVERAGE LOAN BALANCE:         $592,000

             CASH-OUT REFI:                36%
             OWNER OCCUPIED:               100%
             SFD/PUD:                      87%

             RATING:                       "Aaa/AAA"
                                           (by two rating agencies TBD)

             SETTLEMENT:                   11/30/2005